NORTHSTAR STRATEGIC INCOME FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902

                                                                October 5, 1998


Dear Northstar Strategic Income Fund Shareholder:

     The Board of Trustees of the Northstar Strategic Income Fund has recently reviewed and unanimously endorsed a proposal for the reorganization of the Northstar Strategic Income Fund (the "Fund") which they judge to be in the best interests of the Fund's shareholders. This proposal calls for the acquisition of the assets of the Fund by the Northstar High Yield Fund ("High Yield"), which has investment objectives and policies similar to those of the Fund, in exchange for shares of High Yield, followed by the complete liquidation of the Fund.

     We therefore have called a Special Meeting of Shareholders of the Fund to be held on November 19, 1998 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

     As a result of the proposed transaction, your Fund would be combined with High Yield, and you would become a shareholder of High Yield, receiving the same class of shares, Class A, Class B, Class C or Class T, as you currently own in the Fund. The value of your Fund shares will be used to purchase shares of High Yield without a sales charge. No taxes will be due on this transaction.


     High Yield, like the Fund, seeks high current income. The Fund and High Yield have a common investment adviser (Northstar Investment Management Corporation), a common administrator (Northstar Administration Corporation) and a common distributor (Northstar Distributors, Inc.).


     Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED BY NO LATER THAN NOVEMBER 12, 1998.


     NOTE: You may receive more than one proxy package if you hold shares of the Fund in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.


                                        Sincerely,

                                       /s/ Mark L. Lipson
                                       ---------------------
                                           Mark L. Lipson
                                           President

                        NORTHSTAR STRATEGIC INCOME FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902



                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 19, 1998




                                                                 October 5, 1998

To the Shareholders of
 Northstar Strategic Income Fund:


     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Northstar Strategic Income Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of Northstar Investment Management Corporation, 300 First Stamford Place, Stamford, Connecticut on November 19, 1998, at 10:00 a.m. Eastern Time, for the following purposes:


      1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the properties and assets of the Fund to Northstar High Yield Fund ("High Yield"), in exchange for Class A, Class B, Class C and Class T shares of High Yield, and the assumption by High Yield of certain identified liabilities of the Fund, and for the distribution of such Class A, Class B, Class C or Class T shares, as applicable, of High Yield to the shareholders of the Fund and the subsequent liquidation of the Fund; and

      2. To transact such other business as may properly come before the Meeting or any adjournment thereof. The Trustees of the Trust have fixed the close of business on September 14, 1998 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, 300 First Stamford Place, Stamford, Connecticut 06902.



                                        By Order of the Trustees,


                                     /s/ Stephanie L. Beckner
                                        ----------------------
                                        Stephanie L. Beckner
                                        Secretary




     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

     YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                          PROXY STATEMENT/PROSPECTUS
                                OCTOBER 5, 1998

                 RELATING TO THE ACQUISITION OF THE ASSETS OF
                        NORTHSTAR STRATEGIC INCOME FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902
                                (800) 595-7827

                       BY AND IN EXCHANGE FOR SHARES OF
                           NORTHSTAR HIGH YIELD FUND
                            300 FIRST STAMFORD PLACE
                          STAMFORD, CONNECTICUT 06902
                                (800) 595-7827
                                ---------------
     This Proxy Statement/Prospectus is being furnished to shareholders of Northstar Strategic Income Fund (the "Fund"), a Massachusetts business trust, in connection with a proposed reorganization (the "Reorganization") in which the assets of the Fund will be transferred to, and certain identified liabilities of the Fund will be assumed by, Northstar High Yield Fund ("High Yield"), a Massachusetts business trust, in exchange for Class A, Class B, Class C and Class T voting shares of High Yield. Upon receipt, the Fund will distribute the Class A, Class B, Class C and Class T High Yield shares to its shareholders in complete liquidation of the Fund, subsequent to which the Fund will be dissolved.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about High Yield that a prospective investor should know before investing. For a more detailed discussion of the investment objectives and policies of High Yield, and the risks of investing in it, see High Yield's Prospectus dated March 1, 1998, which is incorporated by reference into this Proxy Statement/Prospectus.

     The Statement of Additional Information for High Yield, dated March 1, 1998, is incorporated herein by reference and may be obtained upon request and without charge by calling the above telephone numbers or by writing to the above address. A Statement of Additional Information ("SAI"), dated October 5, 1998, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/ Prospectus. A copy can be obtained without charge by calling or writing to High Yield at its principal executive offices as set forth above.

     The Fund is a diversified open-end management investment company. High Yield is a diversified open-end, management investment company. The Fund's primary investment objective is to seek high current income and a net asset value with limited volatility by allocating substantially all of its assets among (i) U.S. Government Securities, (ii) high-yield securities, including preferred stocks, convertible securities, zero coupon, pay-in-kind securities and lower-rated foreign government securities, (iii) investment grade corporate debt securities, and (iv) investment grade securities (or unrated securities that Northstar determines to be of equivalent quality) issued by foreign governments or their agencies or instrumentalities, or supranational entities. High Yield's investment objective is to seek high current income by investing primarily in long-term and intermediate term fixed income securities, with emphasis on high-yield corporate debt instruments of domestic and foreign issuers.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS



                                                                         Page
                                                                         ----
IMPORTANT INFORMATION REGARDING THE PROPOSED REORGANIZATION ............  3
SUMMARY ................................................................  4
 The Proposed Reorganization ...........................................  4
 Comparison of the Fund and High Yield .................................  4
    Investment Objectives and Policies .................................  4
    Special Considerations and Risk Factors ............................  5
    Fees and Expenses ..................................................  6
    Distribution Arrangements .......................................... 11
    Exchange and Other Privileges ...................................... 11
    Redemption Procedures .............................................. 11
    Dividend Policies .................................................. 11
 Tax Considerations .................................................... 11
THE REORGANIZATION ..................................................... 12
 Terms of the Agreement ................................................ 12
 Description of Securities to Be Issued ................................ 12
 Reasons for and Purposes of the Reorganization ........................ 13
 Certain Effects of the Reorganization on Shareholders of the Fund ..... 14
 Expenses of the Reorganization ........................................ 14
 Certain Legal Effects ................................................. 14
 Tax Consequences ...................................................... 14
 Recommendation of the Trustees ........................................ 15
PRO-FORMA CAPITALIZATION ............................................... 16
PERFORMANCE INFORMATION ................................................ 17
INFORMATION CONCERNING THE MEETING ..................................... 18
 Date, Time and Place of Meeting ....................................... 19
 Solicitation, Revocation and Use of Proxies ........................... 19
 Record Date and Outstanding Shares .................................... 19
 Voting Rights and Required Vote ....................................... 19
SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS AND MANAGEMENT .............. 19
FINANCIAL STATEMENTS ................................................... 20
INFORMATION FILED WITH THE
 SECURITIES AND EXCHANGE COMMISSION .................................... 20
OTHER MATTERS .......................................................... 20
AGREEMENT AND PLAN OF REORGANIZATION ................................... Exhibit A

                             IMPORTANT INFORMATION
                     REGARDING THE PROPOSED REORGANIZATION

     The Proposed Reorganization of the Northstar Strategic Income Fund calls for the acquisition of the Northstar Strategic Income Fund (the "Fund") by the Northstar High Yield Fund ( "High Yield"), which has investment objectives and policies similar to the fund, in exchange for shares of High Yield, followed by the complete liquidation of the fund.


AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

   o The Reorganization is being recommended because it will result in future economies of scale and eliminate certain costs associated with operating the Fund and High Yield separately. Combining the assets of the funds should provide you with the benefit of a reduction in per-share expense levels because certain fixed costs and relatively fixed costs, such as accounting, legal, and printing expenses, will be spread over a larger asset base.

     o The Fund and High Yield have similar investment objectives and policies.



AS A RESULT OF THE REORGANIZATION, YOU WILL RECEIVE SHARES OF HIGH YIELD EQUAL IN VALUE TO THE SHARES OF THE FUND THAT YOU HOLD.

   o The Reorganization will combine the assets of the Fund with those of High Yield and you will become a shareholder of High Yield. You will receive shares of High Yield equal in value at the time of issuance to the shares of the Fund that you hold immediately prior to the Reorganization. (Shareholders of the Fund will receive the same class of shares - Class A, Class B, Class C, or Class T shares - of High Yield.)


THE FEES PAID BY HIGH YIELD ARE LESS THAN THOSE PAYABLE BY THE FUND.

   o The total per share operating expenses of High Yield are less than those of the Fund. In addition, Northstar Investment Management (the funds' investment adviser) anticipates that the aggregate fees and expenses of High Yield will be reduced further due to increased economies of scale resulting from the larger aggregate net asset base of the combined fund.


YOU WILL NOT HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION.

   o The full value of your shares of the Fund will be exchanged for shares of the same class of High Yield without any sales load, commission or other transactional fee being imposed. Each of the funds will bear its own expenses in connection with the reorganization.


HIGH YIELD AND THE FUND HAVE THE SAME ADVISER, ADMINISTRATOR AND DISTRIBUTOR.

   o As a shareholder of High Yield, your investment will continue to be managed by the same adviser (Northstar Investment Management Corporation), serviced by the same administrator (Northstar Administrators Corporation) and distributed by the same distributor (Northstar Distributors, Inc.).


YOU WILL NOT HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION.

   o The transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders would not recognize a taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax adviser. Opinions of counsel are not binding on the IRS or the courts.


YOU WILL CONTINUE TO BE ABLE TO EXCHANGE YOUR SHARES FOR SHARES OF OTHER FUNDS OF THE NORTHSTAR FAMILY OF FUNDS.

   o You will continue to be able to exchange your shares for shares of the same class of other Northstar funds, subject to certain restrictions described in the prospectus.

                                    SUMMARY


     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including the documents incorporated by reference or included herewith) relating to the proposed Reorganization and the parties thereto.


THE PROPOSED REORGANIZATION

     At a meeting held on July 29, 1998, all Trustees of the Fund, reviewed and approved a proposal that the Fund transfer to High Yield all of its properties and assets, subject to certain identified liabilities, in exchange for Class A, Class B, Class C and Class T voting shares of High Yield to be distributed to the Fund's shareholders in liquidation of the Fund. The acquisition of the assets and assumption certain identified liabilities of the Fund by High Yield and the subsequent distribution of Class A, Class B, Class C and Class T shares of High Yield to the shareholders of the Fund are herein referred to as the "Reorganization."


COMPARISON OF THE FUND AND HIGH YIELD

     INVESTMENT OBJECTIVES AND POLICIES


     The Fund is an open-end management investment company and High Yield is an open-end management investment company. The Fund's objective is to seek high current income and a net asset value with limited volatility by allocating substantially all of its assets among (i) U.S. Government Securities, (ii) high-yield securities, including preferred stocks, convertible securities, zero coupon, pay-in-kind securities and lower-rated foreign government securities,
(iii) investment grade corporate debt securities, and (iv) investment grade securities (or unrated securities that Northstar determines to be of equivalent quality) issued by foreign governments or their agencies or instrumentalities, or supranational entities. The portfolio manager rotates the allocation of assets between these four sectors based on economic outlook, to maximize current income and attempt to limit volatility. High Yield seeks high current income by investing primarily in long-term and intermediate-term fixed income securities, with emphasis on high-yield corporate debt instruments of domestic and foreign issuers. The Fund seeks to achieve its objective by allocating substantially all of its assets among: (a) U.S. Government Securities, (b) high-yield securities, (c) investment grade corporate debt securities, and (d) investment grade (or comparable quality) securities issued by foreign governments or their agencies or instrumentalities, or supranational entities. To control risk, the Fund will never allocate more than 60% of its assets to a single sector. High Yield seeks to achieve its objective by investing primarily in high-yield bonds. The Fund's investments in foreign securities are limited to 35% of assets determined at the time of investment; investments in high-yield high-risk securities are limited to 50% of assets, determined at the time of investment. Under normal market conditions, High Yield may invest no more than 35% of its net assets in foreign securities, but only 10% can be in securities that are not listed on a U.S. Securities Exchange. It can hold up to 100% of its assets in debt securities rated as low as Ca by Moody's or CC by S&P (or comparable quality), and up to 1% of its assets in bonds in the lowest rating categories. In effect, High Yield may make unlimited investments in high yield -- high risk securities, commonly referred to as junk bonds. High Yield may also hold up to 25% of its assets in equity or equity-related instruments, such as preferred stocks, convertible securities and rights and warrants associated with debt instruments.


     In addition to the above noted investment strategies, each fund has adopted certain policies and utilizes certain investment techniques in seeking to obtain its objective. Each fund also may invest in short-term fixed income securities or hold its assets in cash for defensive purposes under abnormal market conditions. Each fund is permitted to utilize hedging techniques, such as writing and purchasing options and purchasing and selling financial futures contracts and related options to hedge against market, interest rate and currency risks. The use of these techniques would subject the funds to certain risks that would otherwise not be present. The Fund and High Yield do not utilize any such hedging techniques in a manner such that more than 5% of either fund's assets are committed to these strategies. In addition, each fund may seek to increase the current return of its portfolio by writing covered call or secured put options. See "Special Considerations and Risk Factors".

     As a matter of fundamental policy, neither fund may purchase any security if, as a result: (i) as to 75% of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer, (ii) the fund would own 10% or more of the outstanding voting securities of any single issuer or (iii) 25% or more of the fund's total assets would be concentrated in any one industry.

     Both funds have a similar fundamental policy with respect to borrowing, which is limited to bank borrowing and then only when there is asset coverage of at least 300%. As a fundamental policy, High Yield and the Fund may not borrow money in excess of 5% of its total assets. Neither fund has previously engaged in any bank borrowing activity. Each fund may also engage in the following investment techniques: (i) invest in mortgage-backed securities; (ii) purchase U.S. Treasury and corporate zero coupon bonds, step coupon and paid-in-kind bonds; (iii) enter into repurchase agreements; (iv) enter into forward commitment contracts or purchase securities on a when-issued or delayed delivery basis, (v) lend securities; (vi) purchase loan participations and
(vii) invest in private placements and Rule 144A securities. The Fund may also enter into reverse repurchase and dollar roll agreements.


     SPECIAL CONSIDERATIONS AND RISK FACTORS


     The Fund may invest up to 50% of its assets in high yield-high risk securities and up to 35% of its assets in foreign securities, and High Yield may invest up to 100% of its assets (and not less than 20%) in high yield-high risk securities and up to 35% of its assets in foreign securities. Therefore, the risks inherent in such investments are applicable to both entities. High yield-high risk securities, commonly known as "junk bonds,"are predominantly speculative, and are characterized by substantial risk concerning payment of interest and principal. The market for these securities may consist of a limited number of dealers and investors, and the market value of such securities may reflect individual corporate developments rather than general economic conditions. Factors adversely affecting the market value of high yield-high risk securities will adversely affect a fund's net asset value to the extent the fund's assets are invested in such securities.


     Based upon the monthly weighted average ratings of all bonds held during the respective last semi-annual periods of each of the Fund and High Yield, the percentage of the total investments of each of the Fund and High Yield represented by bonds rated by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P"), separated into each rating category, is as follows:



         RATING              FUND    HIGH YIELD
------------------------- --------- -----------
   MOODY'S      OR S&P'S   6/30/98    6/30/98
------------- ----------- --------- -----------
      Aaa         AAA         10.0        --
       Aa          AA          --         --
       A           A           --         --
      Baa         BBB         13.5        --
       Ba          BB         23.1       32.6
       B           B          27.0       57.1
      Caa         CCC          5.0        3.5
       Ca          CC          --         --
       C           C           --         --
   Not rated   Not Rated       3.6        2.5

     Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restriction in the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign Securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by either fund will not be registered with, nor the issuers thereof be subject to, the reporting requirements of the Commission. Accordingly, there may be less publicly available information about the securities and about foreign companies or governments than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross Domestic Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


     The use of forward currency exchange contracts by the funds involves certain investment risks and transaction costs to which the funds might not otherwise be subject. Although permitted, High Yield has never used this hedging technique; the Fund has employed this technique from time to time. Such risks include: (i) the Adviser may not always be able to accurately predict movements within currency markets, (ii) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which a fund invests and (iii) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts or futures positions or options when doing so is desirable. Each fund's successful use of forward currency exchange contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of securities being hedged moves in a favorable direction, the advantage to a fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the fund's net income would be less than if the fund had not hedged, since there are transaction costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if a fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the fund might incur a loss on the futures contract. A fund's ability to establish and maintain positions will depend on market liquidity. The ability of a fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

     Each as a Massachusetts business trust, neither the Fund nor High Yield is required to hold shareholders meetings unless so required under the provisions of the 1940 Act. Under Massachusetts law, shareholders of a business trust could, under certain limited circumstances, be held personally liable for the obligations of the trust. The Amended and Restated Declaration of Trust of the Fund and the Amended and Restated Declaration of Trust of High Yield each contains an express disclaimer of shareholder liability for acts or obligations of the respective funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or High Yield or the Trustees of either fund. The Amended and Restated Declaration of Trust of the Fund and the Amended and Restated Declaration of Trust of High Yield each also provides for indemnification out of trust property for all losses and expenses of shareholders held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the Fund or High Yield itself would be unable to meet its obligations. A significant number of mutual funds in the United States are organized as Massachusetts business trusts.

     FEES AND EXPENSES

     Pursuant to investment advisory agreements with the funds, Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as investment adviser to the Fund and High Yield. In this capacity, Northstar, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to each fund and is responsible for the management of the funds' portfolios. See "Summary," "Comparison of the Fund and High Yield-Investment Objectives and Policies" and "The Reorganization -- Reasons for and Purposes of the Reorganization." For services rendered to the Fund, Northstar receives an advisory fee at the annual rate of 0.65% of average daily net assets. As of June 30, 1998, the Fund had net assets of approximately $57 million. For services rendered to High Yield, Northstar receives an advisory fee of 0.60% of average daily net assets. For the Fund's fiscal year ended December 31, 1997, operating expenses of the Fund were equal to 1.48% of net assets for Class A shares, 2.20% of net assets for Class B shares, 2.19% of net assets for Class C shares, and 2.08% of net assets for Class T shares before the Adviser reimbursed certain expenses. After reimbursement, operating expenses for the Fund were equal to 1.45% for Class A shares, 2.18% for Class B shares, 2.17% for Class C shares, and 2.03% for Class T shares. For High Yield's fiscal year ended December 31, 1997, operating expenses of the High Yield Fund were equal to 1.20% of net assets for Class A shares, 1.91% of net assets for Class B shares, 1.92% of net assets for Class C shares, and 1.47% of net assets for Class T shares.

COMPARATIVE FEE TABLE


     A table comparing the annual fund operating expenses for Fund Class A, Class B, Class C and Class T with the annual fund operating expenses for High Yield Class A, Class B, Class C and Class T and Combined Fund Class A, Class B, Class C and Class T, assuming the Reorganization has been consummated, is provided below:



ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                   FUND(1)
                                                ----------------------------------------------
                                                 CLASS A     CLASS B     CLASS C      CLASS T
                                                ---------   ---------   ---------   ----------
Management Fees .............................      0.65%       0.65%       0.65%        0.65%
Administration Fees .........................      0.10%       0.10%       0.10%        0.10%
12b-1 Service and Distribution Fees .........      0.30%       1.00%       1.00%        0.95%
Other Expenses ..............................      0.40%       0.43%       0.42%        0.33%
                                                   ----        ----        ----         ----
Total Fund Operating Expenses ...............      1.45%       2.18%       2.17%        2.03%
                                                   ====        ====        ====         ====



                                                                HIGH YIELD(1)
                                                ----------------------------------------------
                                                 CLASS A     CLASS B     CLASS C      CLASS T
                                                ---------   ---------   ---------   ----------
Management Fees .............................      0.60%       0.60%       0.60%        0.60%
Administration Fees .........................      0.10%       0.10%       0.10%        0.10%
12b-1 Service and Distribution Fees .........      0.30%       1.00%       1.00%        0.65%
Other Expenses ..............................      0.20%       0.21%       0.22%        0.12%
                                                   ----        ----        ----         ----
Total Fund Operating Expenses ...............      1.20%       1.91%       1.92%        1.47%
                                                   ====        ====        ====         ====


                                                                   COMBINED
                                                                 (PRO FORMA)
                                                ----------------------------------------------
                                                 CLASS A     CLASS B     CLASS C      CLASS T
                                                ---------   ---------   ---------   ----------
Management Fees .............................      0.60%       0.60%       0.60%        0.60%
Administration Fees .........................      0.10%       0.10%       0.10%        0.10%
12b-1 Service and Distribution Fees .........      0.30%       1.00%       1.00%        0.65%
Other Expenses ..............................      0.20%       0.21%       0.22%        0.12%
                                                   ----        ----        ----         ----
Total Fund Operating Expenses ...............      1.20%       1.91%       1.92%        1.47%
                                                   ====        ====        ====         ====

---------
(1) The percentages in the table expressing annual fund operating expenses for the Fund and High Yield are based on amounts incurred during the fiscal period for each of the funds ended December 31, 1997.



EXAMPLE OF EFFECT ON PORTFOLIO EXPENSES

     The following table illustrates the impact of the Annual Portfolio Operating Expenses stated above on a $1,000 investment, assuming a 5% annual return.



                                    ONE     THREE      FIVE      TEN
                                   YEAR     YEARS     YEARS     YEARS
                                  ------   -------   -------   ------
 CLASS A
 Fund .........................    $62       $91      $123      $213
 High Yield ...................     59        84       110       186
 Combined (Pro Forma) .........     59        84       110       186


                                                       ONE     THREE      FIVE      TEN
                                                      YEAR     YEARS     YEARS     YEARS
                                                     ------   -------   -------   ------
 CLASS B
 Fund Without Redemption .........................    $22       $68      $117      $233
 With Redemption .................................     72        98       137       233
 High Yield Without Redemption ...................     19        60       103       205
 With Redemption .................................     69        90       123       205
 Combined (Pro Forma) Without Redemption .........     19        60       123       205
 With Redemption .................................     69        90       123       205


                                                       ONE     THREE      FIVE      TEN
                                                      YEAR     YEARS     YEARS     YEARS
                                                     ------   -------   -------   ------
 CLASS C
 Fund Without Redemption .........................    $22       $68      $116      $250
 With Redemption .................................     32        68       116       250
 High Yield Without Redemption ...................     19        60       104       224
 With Redemption .................................     29        60       104       224
 Combined (Pro Forma) Without Redemption .........     19        60       104       224
 With Redemption .................................     29        60       104       224


                                                       ONE     THREE      FIVE      TEN
                                                      YEAR     YEARS     YEARS     YEARS
                                                     ------   -------   -------   ------
 CLASS T
 Fund Without Redemption .........................    $21       $64      $109      $221
 With Redemption .................................     61        84       109       221
 High Yield Without Redemption ...................     15        46        80       168
 With Redemption .................................     55        66        80       168
 Combined (Pro Forma) Without Redemption .........     15        46        80       168
 With Redemption .................................     55        66        80       168

                         FINANCIAL HIGHLIGHTS FOR FUND


--------------------------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS                                               SIX MONTHS        CLASS B
                                                ENDED                      CLASS A                       ENDED        YEAR ENDED
                                            JUNE 30, 1998          YEAR ENDED DECEMBER 31,           JUNE 30, 1998    DECEMBER 31,
                                              (UNAUDITED)      1997        1996         1995(1)       (UNAUDITED)        1997
--------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                        $ 12.04       $ 12.67     $ 12.40      $  12.24         $ 12.03       $ 12.67
                                               =======       =======     =======      ========         =======       =======
 Net investment income                            0.47          1.00        0.93          0.63            0.43          0.87
 Net realized and unrealized gain (loss)
 on investments                                  (0.44)        (0.69)       0.35          0.13           (0.44)        (0.66)
                                               =======       =======     =======      ========         =======       =======
 TOTAL FROM INVESTMENT OPERATIONS                 0.03          0.31        1.28          0.76           (0.01)         0.21
 Dividends from net investment income            (0.47)        (0.94)      (1.01)        (0.60)          (0.43)        (0.85)
 TOTAL DISTRIBUTIONS                             (0.47)        (0.94)      (1.01)        (0.60)          (0.43)       ((0.85)
 NET ASSET VALUE AT THE END OF THE PERIOD      $ 11.60       $ 12.04     $ 12.67      $  12.40         $ 11.59       $ 12.03
                                               =======       =======     =======      =========         =======       =======
 TOTAL INVESTMENT RETURN(2)                       0.23%         2.50%      10.88%         6.40%          (0.14)%        1.67%
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
($000s)                                        $12,077       $12,523     $17,293     $  21,790         $26,517       $29,921
 Ratio of expenses to average net assets          1.46%         1.45%       1.40%         1.36%(3)        2.19%         2.18%
 Ratio of expense reimbursement to
 average net assets                                 --          0.03        0.05          0.07 (3)          --          0.02
 Ratio of net investment income to
 average net assets                               7.91          7.75        7.55          7.03 (3)        7.14          7.02
 Portfolio turnover rate                           182           225         130           153             182           225



                                                      CLASS B                                         CLASS C
                                              YEAR ENDED DECEMBER 31,                          YEAR ENDED DECEMBER 31,
                                                1996         1995(1)                        1997        1996         1995(1)
                                            ----------- ----------------                ----------- ----------- ----------------
OPERATING PERFORMANCE
 Net asset value at the beginning of the
 period                                       $ 12.39      $  12.24         $  12.02     $ 12.65     $ 12.38       $  12.24
                                              =======      ========         ========     =======     =======       ========
 Net investment income                           0.85          0.55             0.43        0.88        0.85           0.55
 Net realized and unrealized gain (loss)
 on investments                                  0.36          0.15            (0.44)      (0.65)       0.35           0.14
                                              =======      ========         ========     ========    =======       ========
 TOTAL FROM INVESTMENT OPERATIONS                1.21          0.70            (0.01)       0.23        1.20           0.69
 Dividends from net investment income           (0.93)        (0.55)           (0.43)      (0.86)      (0.93)         (0.55)
 TOTAL DISTRIBUTIONS                            (0.93)        (0.55)           (0.43)      (0.86)      (0.93)         (0.55)
 NET ASSET VALUE AT THE END OF THE PERIOD     $ 12.67      $  12.39         $  11.58     $ 12.02     $ 12.65       $  12.38
                                              =======      =========        ========     ========    ========      =========
 TOTAL INVESTMENT RETURN(2)                     10.18%         5.89%          ((0.14)%      1.75%      10.11%          5.81%
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period
($000s)                                       $30,733     $  22,143         $  3,053     $ 4,397    $  4,222      $   2,172
 Ratio of expenses to average net assets         2.10%         2.06%(3)         2.18%       2.17%       2.10%          2.02%(3)
 Ratio of expense reimbursement to
 average net assets                              0.09          0.06 (3)           --        0.02        0.11           0.06(3)
 Ratio of net investment income to
 average net assets                              6.82          6.47 (3)         7.12        7.03        6.79           6.48(3)
 Portfolio turnover rate                          130           153              182         225         130            153














------------------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                             CLASS T
                                                           JUNE 30, 1998                YEAR ENDED DECEMBER 31,
                                                           (UNAUDITED)        1997        1996        1995         1994(1)
------------------------------------------------------------------------------------------------------------------------------
 OPERATING PERFORMANCE
  Net asset value at the beginning of the period              $ 12.04       $ 12.67     $ 12.39     $ 11.71      $ 12.00
                                                              =======       =======     =======     =======      =======
  Net investment income                                          0.45          0.94        0.88        0.98         0.51
  Net realized and unrealized gain (loss) on investments        (0.46)        (0.70)       0.35        0.66        (0.25)
                                                              =======       =======     =======     =======      ========
  TOTAL FROM INVESTMENT OPERATIONS                              (0.01)         0.24        1.23        1.64         0.26
  Dividends from net investment income                          (0.43)        (0.87)      (0.95)      (0.96)       (0.49)
  Dividends from net realized gain on investments sold             --            --          --          --        (0.05)
  Distributions from capital                                       --            --          --          --        (0.01)
                                                              =======       =======     =======     =======      ========
  TOTAL DISTRIBUTIONS                                           (0.43)        (0.87)      (0.95)      (0.96)       (0.55)
  NET ASSET VALUE AT THE END OF THE PERIOD                    $ 11.60       $ 12.04     $ 12.67     $ 12.39      $ 11.71
                                                              =======       =======     =======     =======      ========
  TOTAL INVESTMENT RETURN(2)                                    (0.09)%        1.89%      10.39%      14.54%        2.14%
 RATIOS AND SUPPLEMENTAL DATA
  Net assets at the end of the period ($000s)                 $15,679       $20,172     $27,350     $30,228     $ 25,252
  Ratio of expenses to average net assets                        2.12%         2.03%       1.90%       1.90%        1.90%(3)
  Ratio of expense reimbursement to average net assets             --          0.05        0.09        0.28         0.63 (3)
  Ratio of net investment income to average net assets           7.18          7.17        7.07        6.86         7.92 (3)
  Portfolio turnover rate                                         182           225         130         153          156

-------------------------------------------------------------------------------------------------------------------------------

(1) Classes A, B and C commenced operations on June 5, 1995.


(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges. Prior to 1992, not covered by auditor's report.


(3) Annualized.


(4) Class T commenced operations on July 1, 1994.

                      FINANCIAL HIGHLIGHTS FOR HIGH YIELD


------------------------------------------------------------------------------------------------------------------------------

                                                                                                SIX MONTHS         CLASS B
                                       SIX ENDED                     CLASS A                       ENDED          YEAR ENDED
                                         ENDED               YEAR ENDED DECEMBER 31,           JUNE 30, 1998     DECEMBER 31,
                                       (UNAUDITED)       1997        1996         1995(1)       (UNAUDITED)          1997
-----------------------------------------------------------------------------------------------------------------------------
  OPERATING PERFORMANCE
   Net asset value at the beginning
   of the period                         $ 9.14        $ 8.94      $ 8.56       $   8.68         $  9.15       $  8.95
                                         ======        ======      ======       ========         =======       =======
   Net investment income                   0.37          0.73        0.76           0.48            0.34          0.67
   Net realized and unrealized gain
   (loss) on investments                   0.03          0.23        0.44           (0.10)          0.03          0.23
                                         ======        ======      ======       =========        =======       =======
   TOTAL FROM INVESTMENT
   OPERATIONS                              0.40          0.96        1.20           0.38            0.37          0.90
   Dividends from net investment
   income                                 (0.38)        (0.76)      (0.75)         (0.50)          (0.35)        (0.70)
   Dividends from capital                    --            --       (0.07)            --              --            --
                                         =======       =======     =======      =========        ========      ========
   TOTAL DISTRIBUTIONS                     (0.38)        (0.76)      (0.82)         (0.50)          (0.35)        (0.70)
   NET ASSET VALUE AT THE END OF THE
   PERIOD                                $  9.16        $ 9.14      $ 8.94       $   8.56         $  9.17       $  9.15
                                         =======       =======     =======      =========        ========      ========
   TOTAL INVESTMENT RETURN(2)               4.40%        11.18%      14.74%          4.48%           4.02%        10.38%
  RATIOS AND SUPPLEMENTAL DATA
   Net assets at the end of the
   period ($000s)                        $22,920       $16,213     $13,146      $   7,466        $119,069      $108,469
   Ratio of expenses to average net
   assets                                   1.25%         1.20%       1.11%          1.02%(3)        1.97%         1.91%
   Ratio of net investment income
   to average net assets                    8.13          8.06        8.60           9.83 (3)        7.35          7.35
   Portfolio turnover rate                   87           134         128             103              87           134

                                                CLASS B                                         CLASS C
                                        YEAR ENDED DECEMBER 31,                           YEAR ENDED DECEMBER 31,
                                          1996         1995(1)                        1997        1996         1995(1)
--------------------------------------------------------------------------------------------------------------------------
  OPERATING PERFORMANCE
   Net asset value at the beginning
   of the period                        $ 8.57       $   8.68         $ 9.15        $ 8.95      $ 8.57       $   8.68
                                        ======       ========         ======        ======      ======       ========
   Net investment income                  0.71           0.44           0.34          0.67        0.72           0.44
   Net realized and unrealized gain
   (loss) on investments                  0.43          (0.09)          0.01          0.23        0.42          (0.09)
                                        ======       =========        ======        ======      ======       =========
   TOTAL FROM INVESTMENT
   OPERATIONS                             1.14           0.35            .35          0.90        1.14           0.35
   Dividends from net investment
   income                                (0.69)         (0.46)         (0.34)        (0.70)      (0.69)         (0.46)
   Dividends from capital                (0.07)            --             --            --       (0.07)            --
                                        =======      =========        =======       =======     =======      =========
   TOTAL DISTRIBUTIONS                   (0.76)         (0.46)         (0.34)        (0.70)      (0.76)         (0.46)
   NET ASSET VALUE AT THE END OF THE
   PERIOD                              $  8.95       $   8.57         $ 9.16        $ 9.15      $ 8.95       $   8.57
                                        =======      =========        =======       =======     =======      =========
   TOTAL INVESTMENT RETURN(2)            13.94%          4.17%          3.91%        10.37%      13.93%          4.17%
  RATIOS AND SUPPLEMENTAL DATA
   Net assets at the end of the
   period ($000s)                      $79,199      $  29,063        $22,341       $21,393     $14,275      $   3,410
   Ratio of expenses to average net
   assets                                 1.81%          1.71%(3)       1.97%         1.92%       1.82%          1.72%(3)
   Ratio of net investment income
   to average net assets                  7.88           9.18 (3)       7.34          7.35        7.85           9.29 (3)
   Portfolio turnover rate                 128            103             87           134         128            103

                                                                  SIX MONTHS
                                                                     ENDED
                                                                 JUNE 30, 1998
                                                                  (UNAUDITED)
                                                                --------------
 OPERATING PERFORMANCE
  Net asset value at the beginning of the period                   $ 9.14
                                                                   ======
  Net investment income                                              0.35
  Net realized and unrealized gain (loss) on investments             0.03
                                                                   ======
  TOTAL FROM INVESTMENT OPERATIONS                                   0.38
  Dividends from net investment income                              (0.36)
  Dividends from net realized gain                                     --
  Distributions from capital                                           --
                                                                   =======
  TOTAL DISTRIBUTIONS                                               (0.36)
  NET ASSET VALUE AT THE END OF THE PERIOD                         $ 9.16
                                                                   =======
  TOTAL INVESTMENT RETURN(2)                                         4.23%
 RATIOS AND SUPPLEMENTAL DATA
  Net assets at the end of the period ($000s)                     $93,516
  Ratio of expenses to average net assets                            1.60%
  Ratio of expense reimbursement to average net assets                 --
  Ratio of net investment income (loss) to average net assets        7.69
  Portfolio turnover rate                                              87

---------------------------------------------------------------



                                                                                            CLASS T
                                                                                    YEAR ENDED DECEMBER 31,
                                                                    1997         1996         1995         1994         1993
                                                                ------------ ------------ ------------ ------------ ------------
 OPERATING PERFORMANCE
  Net asset value at the beginning of the period                  $  8.94      $  8.56      $  8.29      $  9.31      $  9.09
                                                                  =======      =======      =======      =======      =======
  Net investment income                                              0.71         0.73         0.84         0.81         0.85
  Net realized and unrealized gain (loss) on investments             0.23         0.45         0.26        (0.99)        0.80
                                                                  =======      =======      =======      =======      =======
  TOTAL FROM INVESTMENT OPERATIONS                                   0.94         1.18         1.10        (0.18)        1.65
  Dividends from net investment income                              (0.74)       (0.73)       (0.83)       (0.83)       (0.83)
  Dividends from net realized gain                                     --           --           --        (0.01)       (0.60)
  Distributions from capital                                           --        (0.07)          --           --           --
                                                                  ========     ========     ========     =======      ========
  TOTAL DISTRIBUTIONS                                               (0.74)       (0.80)       (0.83)       (0.84)       (1.43)
  NET ASSET VALUE AT THE END OF THE PERIOD                        $  9.14      $  8.94      $  8.56      $  8.29      $  9.31
                                                                  ========     ========     ========     =======      ========
  TOTAL INVESTMENT RETURN(2)                                        10.86%       14.49%       13.71%       (2.18)%      18.89%
 RATIOS AND SUPPLEMENTAL DATA
  Net assets at the end of the period ($000s)                    $109,320     $124,431     $139,711     $136,426     $125,095
  Ratio of expenses to average net assets                            1.47%        1.31%        1.33%        1.34%        1.40%
  Ratio of expense reimbursement to average net assets                 --           --           --           --           --
  Ratio of net investment income (loss) to average net assets        7.77         8.43         9.69         9.08         8.84
  Portfolio turnover rate                                             134          128          103           86          176

---------------------------------------------------------------------------------------------------------------------------------

(1) Classes A, B and C commenced operations on June 5, 1995.


(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.


(3) Annualized.

 DISTRIBUTION ARRANGEMENTS


     Shares of the Fund and High Yield are sold to the public at a public offering price which, in the case of Class A shares, includes an initial sales charge which varies depending on the size of the purchase, from 4.75% on purchases under $100,000 to 0% on purchases of $1 million and above. A contingent deferred sales charge may be imposed on purchases of $1 million and above at the time of redemption. Each fund offers certain arrangements for Class A shares that will result in reduced sales charges, including cumulative quantity discounts, group purchases, and statements of intention, and each fund waives the sales charge with respect to certain qualified persons. Each fund also offers Class B shares and Class C shares, each of which imposes a contingent deferred sales charge ("CDSC") in connection with certain redemptions. The CDSC will be imposed on most Class B share redemptions made within five (5) years of purchase at the maximum amount of 5% for redemptions made within one year from the date of purchase, declining to 0% after the fifth year of investment. Class C shares impose a 1% CDSC on redemptions made within one year of purchase. The sales charge on Class B and Class C shares is waived under certain circumstances and in connection with redemptions by certain qualified persons. The minimum initial purchase for each fund is $2,500, and the minimum subsequent purchase is $100.


     In addition, each fund has adopted a distribution plan for each class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the distribution plans, the funds are each required to reimburse the underwriter, Northstar Distributors, Inc. ("Distributors"), an affiliate of Northstar, monthly for actual expenses of Distributors, up to a maximum annual rate in the case of Class A shares of 0.30% of the fund's average daily net assets represented by Class A shares, and up to 1.00% of average daily net assets in the case of Class B and Class C shares, for distribution expenditures incurred in connection with the sale and promotion of each class of shares of each fund, and the furnishing to each class of shares of the respective funds of shareholder services.


     EXCHANGE AND OTHER PRIVILEGES


     Class A, B and C shares of the Fund and of High Yield may be exchanged without a sales charge for the same class of shares of any of the other registered investment companies managed or advised by Northstar, subject to certain conditions. Each fund also offers its shareholders an Automatic Investment Plan, a Withdrawal Program, and Dividend and Distribution Reinvestment Options.



     REDEMPTION PROCEDURES


     Shares of both funds may be redeemed at any time at their net asset value next determined after receipt of a complete redemption request; Class A, Class B and Class C shares may be subject to a CDSC at the time of redemption.



     DIVIDEND POLICIES


     The Fund and High Yield declare and pay income distributions from net investment income monthly. In order to maintain a more stable monthly distribution, the Fund and High Yield may at times pay out more or less than the entire amount of its net investment income and short-term capital gains earned in any particular period. The Fund and High Yield intend to distribute any remaining net investment income, as well as any undistributed long- and short-term capital gains, at least annually.



TAX CONSIDERATIONS

     The Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. If the Reorganization does in fact qualify for such treatment as intended, the Fund and High Yield will obtain an opinion of the law firm of Dechert Price & Rhoads to that effect. That opinion will be based on certain facts, assumptions and representations received from the Fund and High Yield.

     For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Consequences."

                              THE REORGANIZATION


     The terms and conditions upon which the Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization, dated September 1, 1998 between the Fund and High Yield (the "Agreement") (see Exhibit A attached hereto). If certain conditions, including approval by the shareholders of the Fund, are satisfied, all of the Fund's assets will be transferred to High Yield and its certain identified liabilities assumed by High Yield. This will occur on the "Effective Date" of the Reorganization, which is November 20, 1998, or such later date as the parties may agree.


     On the Effective Date, after the transfer of the Fund's assets to High Yield and assumption of certain identified of the Fund's liabilities by High Yield, the Fund's shareholders will receive the number of newly-issued Class A, Class B, Class C and Class T shares of High Yield of equal aggregate value to the aggregate value of the Class A, Class B, Class C and Class T shares of the Fund which were previously held. The newly issued Class A, Class B, Class C and Class T shares will be credited to each shareholder's account as of the Effective Date.


TERMS OF THE AGREEMENT

     On the Effective Date, all the assets and certain identified liabilities of the Fund will be transferred to High Yield in exchange for Class A, Class B, Class C and Class T voting shares of High Yield on the basis of relative net asset value. The Fund will then distribute to its shareholders the Class A, Class B, Class C and Class T shares, as appropriate, of High Yield received by the Fund pursuant to the terms of the Agreement in complete liquidation of the Fund.

     The transaction described above, which will take place on the Effective Date, will not result in a diminution or inflation of the value of any shareholder's investment with respect to the newly issued Class A, Class B, Class C and Class T shares of High Yield as compared with the Class A, Class B, Class C and Class T shares of the Fund previously held.

     As of the Effective Date, High Yield will, through its transfer agent, credit on its books and confirm in writing an appropriate number of full and fractional Class A, Class B, Class C and Class T shares of High Yield to each Class A, Class B, Class C and Class T shareholder of the Fund, where applicable, regardless of whether such shareholder holds physically-issued certificates. As of the Effective Date, any such certificate representing Class A, Class B, Class C and Class T shares of the Fund will represent only the right to receive an appropriate number of Class A, Class B, Class C and Class T shares of High Yield. Therefore, as of the Effective Date, present certificate holders of the Fund will be asked to surrender their certificates. No redemption or repurchase of any High Yield Class A, Class B, Class C and Class T shares credited to former shareholders of the Fund in place of Fund shares represented by unsurrendered certificates will be permitted until such certificates have been surrendered for cancellation. Any shareholder of the Fund who wishes to receive a certificate representing his or her Class A, Class B, Class C and Class T shares in Strategic must submit a written request therefor, along with any certificates representing Class A, Class B, Class C and Class T shares of the Fund, accompanied by such proper instruments of transfer, such as stock powers and signature guarantees, as High Yield may reasonably require.

     The Agreement sets forth certain conditions to the obligations of the parties to proceed with the Reorganization, including the approval of the Reorganization by shareholders of the Fund, an opinion of counsel as to tax matters (depending on then-existing facts and circumstances), and the accuracy of various representations and warranties of each fund. Further, if the Reorganization is not approved at the Meeting, the funds will continue to operate separately; however, the proposal may be resubmitted to the Fund's shareholders, or the Trustees of the Fund, may consider what other action, if any, should be taken, including operating the Fund as it presently operates, terminating future sales of shares of the Fund, or seeking shareholder approval to liquidate the Fund.


DESCRIPTION OF SECURITIES TO BE ISSUED

     Shareholders of the Fund will be issued Class A, Class B, Class C and Class T shares of beneficial interest of High Yield without par value. Each share of beneficial interest entitles the holder to one vote at all meetings of High Yield shareholders, except where matters relate solely to a particular class, in which case only holders of that class of shares are entitled to vote. Shareholders of each class participate equally in dividends and distributions declared by High Yield and in remaining net assets on liquidation after satisfaction of outstanding liabilities, provided, however, that such amounts distributed to shareholders may vary by class as a result of different expenses attributable to the respective classes. High Yield shares are fully paid and nonassessable, have no preemptive, conversion or cumulative voting rights (except for conversion rights to Class A shares associated with the Class B and Class T shares of High Yield), are transferable without restriction, and are redeemable at net asset value, which redemption proceeds may be reduced by the amount of the CDSC imposed on redemption, if any.


REASONS FOR AND PURPOSES OF THE REORGANIZATION

     On July 29, 1998, management of the Adviser and Distributors recommended and the Trustees of the funds approved combining the assets of High Yield and the Fund for several reasons, namely because the investment objectives, policies and techniques of High Yield and the Fund are similar to one another. By combining the assets, Distributors could better coordinate marketing efforts and alleviate the potential for public confusion that might result from offering two similar funds. Moreover, the Adviser concluded that efficiencies could be realized by operating a single fund having as its objective high current income rather than incurring the expense of operating two such funds separately.

     Furthermore, since the Fund's inception on July 1, 1994, the assets have grown to only $57 million as of June 30, 1998. In light of the slow growth in assets over the preceding period from inception and the factors described above, the Trustees considered and determined at a meeting held on July 29, 1998 that the Reorganization was the appropriate course of action. After a discussion of various available options, the Trustees of the Fund, including all of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act), unanimously adopted a resolution declaring the Reorganization advisable and directed that it be submitted to the shareholders for consideration. Several factors, including those described below, influenced the Trustees' determination.


     The Fund's ratio of expenses to average net assets on an annualized basis was 1.48% for Class A shares, 2.20% for Class B shares, 2.19% for Class C shares and 2.08% for Class T shares for the fiscal year ended December 31, 1997, and 1.46% for Class A shares, 2.19% for Class B shares, 2.18% for Class C shares and 2.12% for Class T shares for the semi-annual period ending June 30, 1998. Since it would take a significant increase in the Fund's assets to decrease materially its expense ratio, it is not expected that the expense ratio would decrease in the near future if the Fund continued its separate existence, particularly in light of the fact that Distributors also will be distributing shares of High Yield, a fund very similar to the Fund. It is anticipated that Fund Shareholders will benefit from a lower expense ratio in High Yield after the combination. See "Comparison of the Fund and High Yield -- Fees and Expenses."

     For the period from inception (June 5, 1995 for Class A, Class B and Class C and July 1, 1994 for Class T) through December 31, 1997, the Fund's total return was 20.53% for Class A shares, 18.23% for Class B shares, 18.16% for Class C shares and 31.59% for Class T shares. For the period from January 1, 1998 through June 30, 1998, the Fund's total return was 0.23% for Class A shares, (0.14)% for Class B shares, (0.14)% for Class C shares and (0.09)% for Class T shares. While the Adviser believes that over the next market cycle the Fund's performance may continue to improve, they believe that short-term results will not rise to an adequate competitive level to provide sufficient inducement to encourage additional sales. At the Trustees' meeting held on July 29, 1998, the Trustees considered the various alternatives available, including the transfer of the Fund's assets, subject to certain identified liabilities, to High Yield and the liquidation and dissolution of the Fund. After considering a number of factors, the Trustees determined that the sale to High Yield was the most advisable course of action. The Trustees were of the view that High Yield presented opportunity for the Fund shareholders to continue to receive the services of Northstar, in a situation where shareholders could potentially benefit from economies of scale. High Yield had total net assets of approximately $258 million at June 30, 1998. The Trustees compared the investment objectives, policies, restrictions, techniques and risks of the Fund and High Yield, and concluded that High Yield may afford shareholders an investment opportunity with similar objectives but with the benefits that accompany a larger asset base. The Trustees recognized that High Yield invested more of its assets in higher risk securities than the Fund, but concluded that that factor should not preclude shareholder consideration of the Reorganization. Furthermore, it was noted that the overall expense ratio of High Yield was lower than that of the Fund. See "Comparison of the Fund and High Yield -- Investment Objectives and Policies," "Comparison of the Fund and High Yield -- Special Considerations and Risk Factors" and "Comparison of the Fund and High Yield -- Fees and Expenses." In considering the potential effects of the Reorganization on Fund shareholders, the Trustees reviewed a comparative cost analysis. High Yield's advisory fees are payable at a lower annual rate than are the Fund's fees. Both Fund and High Yield shares are sold at a public offering price that in the case of most Class A shares includes a sales charge. In the case of most Class B and Class C share purchases, a sales charge will be imposed at the time of redemption, in the case of Class B shares, on a declining scale for up to five years from the date of purchase, and in the case of Class C shares, for one year from the date of purchase. Each class of each fund is also subject to a Rule 12b-1 distribution plan. See "Summary -- Comparison of the Fund and High Yield." Based upon the comparable cost structure of the two funds and in view of all relevant factors, the Trustees of the Fund, determined that on balance, the Reorganization would be beneficial to the Fund's shareholders. The Trustees also recognized that some of the benefits of the reorganization might collaterally benefit the Distributor and/or Adviser. The Trustees of the Fund also reviewed the organizational and financial capability and reputation of Northstar, its principals and affiliates. The Adviser is an indirect, wholly-owned subsidiary of ReliaStar Financial Corporation, a holding company whose subsidiaries specialize in the life and health insurance businesses. Northstar serves as adviser to fifteen other registered investment companies which, including the funds, represented in excess of $3 billion in combined assets as of June 30, 1998.

     The Fund has established an expense accrual of $0.001 per share which is estimated to cover the ongoing expense of the Fund, as well as the legal, accounting and other expenses associated with the Reorganization.


     The right of a shareholder to redeem shares of the Fund at any time prior to the Effective Time has not been impaired by the approval of the Reorganization. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in the Fund's current prospectus. The Fund does not impose any redemption charges; however, certain redemptions may be subject to a CDSC. Shareholders should consult with their personal tax advisors as to the different tax consequences of redeeming their shares as opposed to exchanging their shares for High Yield shares in the Reorganization. See "Tax Consequences" below.


CERTAIN EFFECTS OF THE REORGANIZATION ON SHAREHOLDERS OF THE FUND

     Upon consummation of the Reorganization, any prior election by Fund shareholders to reinvest dividends and distributions in additional shares or to receive dividends or distributions in cash will continue in effect until changed as set forth in High Yield's Prospectus (such options for reinvestment being identical to the Fund's). Shareholders of the Fund will receive shares of High Yield having, on the Effective Date, the equivalent value in the aggregate of the shares of the Fund previously held, in accordance with the terms of the Agreement.


EXPENSES OF THE REORGANIZATION


     The aggregate expense to both funds for effecting the Reorganization is estimated at approximately $20,000. The Fund and High Yield will each bear its respective expenses incurred in the Reorganization.



CERTAIN LEGAL EFFECTS

     Upon consummation of the Reorganization, High Yield will continue to be governed by the provisions of its current Amended and Restated Declaration of Trust and By-Laws. High Yield's affairs will be supervised by the current Trustees of High Yield.


TAX CONSEQUENCES

     The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that the Reorganization so qualifies based on existing facts and circumstances at the time of consummation of the Reorganization, the Fund and High Yield will receive an opinion of counsel to that effect. Accordingly, pursuant to this treatment, no gain or loss will be recognized by the Fund or High Yield or Fund shareholders as a result of the Reorganization; the basis of High Yield shares received by Fund shareholders in exchange for their shares of the Fund will equal the basis of the Fund shares so surrendered; the holding period of High Yield shares received by Fund shareholders in exchange for their shares of the Fund will include the period during which such shareholders held shares of the Fund (provided that the Fund shares were held as capital assets on the date of the Reorganization); the basis of the assets acquired by High Yield will be the same as the basis of such assets when held by the Fund immediately prior to the Reorganization; and the holding period of the assets of the Fund when held by High Yield will include the period during which such assets were held by the Fund.

     The opinion of counsel will be based upon certain representations made by the Fund and High Yield. While an opinion of counsel does not bind the Internal Revenue Service (the "IRS") or the courts, it will reflect such counsel's view, as of the closing of the Reorganization, as to the expected Federal income tax treatment of the Reorganization. If the IRS were to take a position contrary to the views expressed by such counsel, and succeed in asserting such position, shareholders would be treated as having received shares of High Yield in a transaction in which gain or loss would be recognized for Federal income tax purposes and High Yield would be treated for such purposes as having purchased the assets of the Fund for their fair market value. In the event that more than fifty percent of the Fund's shares are redeemed prior to or shortly after the date of consummation of the Reorganization, the Reorganization most probably will not qualify as a tax-free reorganization under the Code. The Reorganization will nevertheless be consummated, subject to the other conditions of the Agreement. In such event (i) the basis of the assets of the Fund acquired by High Yield will be their value on the date of the Reorganization and the holding period will start on the day following such date; (ii) each shareholder of the Fund will recognize gain or loss on the exchange of his or her Fund shares for High Yield shares, generally equal to the difference between his or her basis in the surrendered Fund shares and the value of the High Yield shares received in exchange as of the Effective Date; and (iii) the holding period for the High Yield shares received by a former Fund shareholder will commence as of the day following the Effective Date. At its fiscal year end on December 31, 1997, the Fund had capital loss carryforwards of approximately $1.9 million. The Fund currently also has net unrealized losses of approximately $3.7 million, because the aggregate basis for all of the Fund's assets exceeds the fair market value of those assets. If the Reorganization is carried out, the ability of High Yield to utilize the Fund's capital loss carryforwards, as well as any recognized loss attributable to the Fund's net unrealized built- in losses immediately before the Reorganization, will be limited under the Code. As a result of this limitation, it is possible that High Yield will not be able to use these losses as rapidly as the Fund might have been able to, and part or all of these losses may not be usable by High Yield at all. The ability of the Fund or High Yield to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains eligible to be offset. Net capital loss carryforwards of regulated investment companies generally expire at the end of the eighth taxable year after they arise if they have not been absorbed by that time. Therefore, under the limitation described above, it is possible that some or all of the losses from the Fund will expire unutilized.

     Shareholders should consult their tax advisors regarding the effect of the proposed transactions in light of their individual circumstances. As the foregoing discussion relates only to Federal income tax consequences, shareholders should also consult their tax advisors as to the state and local tax consequences of such transactions.


RECOMMENDATION OF THE TRUSTEES


     Based upon their review, the Trustees of the Fund, concluded that the participation of the Fund in the proposed Reorganization would be in the best interests of the Fund and its shareholders and that the Reorganization would not result in the dilution of existing shareholders' interests. At a meeting held on July 29, 1998, the Trustees of High Yield considered factors similar to those considered by the Trustees of the Fund and determined that High Yield's participation in the proposed Reorganization would be in the best interests of High Yield and its shareholders and that the Reorganization would not result in the dilution of the interests of existing shareholders of High Yield.

     THE TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, HAVE UNANIMOUSLY RECOMMENDED THAT THE FUND'S SHAREHOLDERS VOTE FOR THE
REORGANIZATION. See "Information Concerning the Special Meeting -- Voting Rights and Required Vote."

                           PRO-FORMA CAPITALIZATION

     The capitalization of the Class A shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:




                                                                PRO FORMA
                                  FUND          HIGH YIELD     ADJUSTMENTS      COMBINED
                            ---------------- ---------------- ------------- ----------------
     Net Assets:              $ 12,076,519     $ 22,919,740      $  3,752     $ 35,000,011
     Net Asset Value PerShare
  Outstanding:                $      11.60     $       9.16                   $       9.16
     Shares Outstanding:         1,040,990        2,502,717       277,407        3,821,114


     The capitalization of the Class B shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:




                                                             PRO FORMA
                                 FUND         HIGH YIELD    ADJUSTMENTS      COMBINED
                            -------------- --------------- ------------- ---------------
     Net Assets:              26,517,258     119,068,705       15,610      145,601,573
     Net Asset Value PerShare
  Outstanding:                     11.59            9.17                          9.17
     Shares Outstanding:       2,287,013      12,990,493      604,727       15,882,233


     The capitalization of the Class C shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:




                                                           PRO FORMA
                                 FUND       HIGH YIELD    ADJUSTMENTS     COMBINED
                            ------------- -------------- ------------- --------------
  Net Assets:                 3,052,930     22,341,288        2,723      25,396,941
  Net Asset Value PerShare
  Outstanding:                    11.58           9.16                         9.16
  Shares Outstanding:           263,624      2,438,073       69,665       2,771,362


     The capitalization of the Class T shares of the Fund and High Yield as of June 30, 1998 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:




                                                            PRO FORMA
                                 FUND        HIGH YIELD    ADJUSTMENTS      COMBINED
                            -------------- -------------- ------------- ---------------
     Net Assets:              15,679,445     93,516,064       39,044      109,234,553
     Net Asset Value PerShare
  Outstanding:                     11.60           9.16                          9.16
     Shares Outstanding:       1,352,019     10,212,258      359,711       11,923,988



     The capitalization of the Class A shares of the Fund and High Yield as of December 31, 1997 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:





                                                             PRO FORMA
                                  FUND        HIGH YIELD    ADJUSTMENTS     COMBINED
                             -------------- -------------- ------------- --------------
      Net Assets:              12,522,673     16,212,572       12,483      28,747,728
      Net Asset Value Per Share
  Outstanding:                      12.04           9.14                         9.14
      Shares Outstanding:       1,039,954      1,773,627      330,142       3,143,723

     The capitalization of the Class B shares of the Fund and High Yield as of December 31, 1997 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:





                                                              PRO FORMA
                                  FUND         HIGH YIELD    ADJUSTMENTS      COMBINED
                             -------------- --------------- ------------- ---------------
     Net Assets:               29,920,546     108,469,395       60,116      138,450,057
     Net Asset Value Per Share
      Outstanding:                  12.03            9.15                          9.15
     Shares Outstanding:        2,486,261      11,856,819      783,744       15,126,824



     The capitalization of the Class C shares of the Fund and High Yield as of December 31, 1997 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:





                                                            PRO FORMA
                                  FUND       HIGH YIELD    ADJUSTMENTS     COMBINED
                             ------------- -------------- ------------- --------------
      Net Assets:              4,396,571     21,393,015       11,203      25,800,789
      Net Asset Value Per Share
  Outstanding:                     12.02           9.15                         9.15
      Shares Outstanding:        365,798      2,339,129      114,702       2,819,629



     The capitalization of the Class T shares of the Fund and High Yield as of December 31, 1997 and the pro forma combined capitalization of High Yield as of that date after giving effect to the Reorganization are as follows:





                                                              PRO FORMA
                                  FUND         HIGH YIELD    ADJUSTMENTS      COMBINED
                             -------------- --------------- ------------- ---------------
     Net Assets:               20,172,346     109,319,577     127,176       129,619,099
     Net Asset Value Per Share
      Outstanding:                  12.04            9.14                          9.15
     Shares Outstanding:        1,675,674      11,958,594     531,366        14,165,634


                            PERFORMANCE INFORMATION

     Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the Commission and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the fund (giving effect to the deduction of a sales charge, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period (and giving effect to a CDSC, if applicable); and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.


AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

     The following table reflects average annual total returns for one year and since inception (June 5, 1995) periods ending June 30, 1998 for Class A shares of the Fund and Class A shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                      FUND      HIGH YIELD
---------------------- ------------- -----------
  One Year ...........      (5.21)%      4.89%
  Since Inception ....       4.68%       9.50%

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES

     The following table reflects average annual total returns for the one year and since inception (June 5, 1995) periods ending June 30, 1998 for Class B shares of the Fund and Class B shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                      FUND      HIGH YIELD
---------------------- ------------- -----------
  One Year ...........      (5.89)%      4.45%
  Since Inception ....       5.00%       9.95%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

     The following table reflects average annual total returns for the one year and since inception (June 5, 1995) periods ending June 30, 1998 for Class C shares of the Fund and Class C shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                      FUND      HIGH YIELD
---------------------- ------------- -----------
  One Year ...........      (2.14)%      8.32%
  Since Inception ....       5.54%      10.44%

AVERAGE ANNUAL TOTAL RETURN -- CLASS T SHARES

     The following table reflects average annual total returns for the one-year and since inception (July 1, 1994 for the Fund and May 30, 1989 for High Yield) periods ending June 30, 1998 for Class T shares of the Fund and Class T shares of High Yield assuming the effect of the applicable sales charge:



PERIOD                       FUND      HIGH YIELD
----------------------- ------------- -----------
  One Year ............      (4.79)%      5.79%
  Five Years ..........        N/A        9.45
  Since Inception .....       6.88%      10.83%


     Current yield reflects the income per share earned by a fund's portfolio investments. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum public offering price, which in the case of Class A shares includes the sales load, of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period.



YIELD

     The yield of the Class A, Class B, Class C and Class T shares of the Fund for the 30-day period ended June 30, 1998 was 7.91%, 7.56%, 7.57% and 7.68%, respectively. The yield of the Class A, Class B, Class C and Class T shares of High Yield for the 30-day period ended June 30, 1998 was 7.03%, 6.66%, 6.65% and 7.07%, respectively.


                      INFORMATION CONCERNING THE MEETING


     Proxies in the form enclosed with this Proxy Statement/Prospectus are being solicited by the Trustees of the Fund for use at the special meeting of shareholders of the Fund (the "Meeting"). It is anticipated that this Proxy Statement/Prospectus will first be mailed to shareholders on or about October 5, 1998.

     The costs of preparing, printing and mailing the accompanying Notice of Special Meeting and this Proxy Statement/Prospectus and the costs of the Meeting will be borne by the Fund. Such costs will come to approximately $10,000. Proxy materials may be distributed through brokers, custodians and nominees to beneficial owners and the Fund may reimburse such parties for reasonable charges and expenses. In addition, proxies may be solicited by telephone or telegraph by officers, employees and agents of the Fund on behalf of the Trustees, or by independent solicitors, the expenses of which may be charged to the Fund. The Fund has not yet retained a proxy solicitor and does not currently intend to do so. If the Fund does retain a proxy solicitor, however, such a solicitor would typically be paid a fee of $6,000 for a solicitation of this size. The mailing address of the Fund is 300 First Stamford Place, Stamford, Connecticut 06902.

DATE, TIME AND PLACE OF MEETING


     The Meeting will be held on November 19, 1998 at the offices of Northstar, 300 First Stamford Place, Stamford, Connecticut 06902, at 10:00 a.m. Eastern Time.



SOLICITATION, REVOCATION AND USE OF PROXIES

     A shareholder executing and returning a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the approval of the Reorganization.



RECORD DATE AND OUTSTANDING SHARES


     Only holders of record of the Fund's shares of beneficial interest, par value $0.01 per share, at the close of business on September 14, 1998 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. The holders of greater than 50% of the Fund shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner(s) or other person(s) entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker "non-votes" will have the effect of a vote AGAINST the proposed Reorganization, which proposal requires the affirmative vote of a majority of all of the votes entitled to be cast at the Meeting.


     In the event that a quorum is not present at the Meeting, or a quorum is present, but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies which they are required to vote AGAINST the Reorganization against any such adjournment. At the close of business on the Record Date, there were 4,471,454 shares of beneficial interest of the Fund outstanding and entitled to vote.



VOTING RIGHTS AND REQUIRED VOTE


     Each share of beneficial interest of the Fund is entitled to one vote. See "Security Ownership of Certain Shareholders and Management." Approval of the Reorganization requires the affirmative vote of a majority of the Fund's shares of beneficial interest outstanding and entitled to vote at the Meeting (as the term "majority" is defined in the 1940 Act). If the Reorganization is not approved by the shareholders of the Fund, Trustees of the Fund, will consider other possible courses of action, including operating the Fund as it presently operates, terminating future sales of shares of the Fund, or seeking shareholder approval to liquidate the Fund. The votes of the shareholders of High Yield are not being solicited because their approval or consent is not necessary for the Reorganization to take place. At the close of business on the Record Date, there were 27,775,929 shares of High Yield outstanding, of which the Trustees and officers of High Yield as a group benefically owned less than 1%. No person was known by management of High Yield to own beneficially or of record more than 5% of the outstanding shares of High Yield on that date.



           SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS AND MANAGEMENT


     As of September 14, 1998, Trustees and officers as a group owned beneficially or of record less than 1% of the outstanding shares of the Fund and no persons were known by management to own beneficially or of record more than 5% of the outstanding shares of the Fund.

                             FINANCIAL STATEMENTS

     The financial statements of the funds contained in their annual report to shareholders for the fiscal year ended December 31, 1997 have been audited by PricewaterhouseCoopers LLP, the funds' independent auditors. These financial statements and the unaudited semi-annual reports to shareholders of High Yield and the Fund for the six-month periods ended June 30, 1998, are incorporated by reference in the SAI to this Proxy Statement/ Prospectus and are incorporated by reference herein. Such financial statements will be provided upon request of the SAI to this Proxy Statement/Prospectus.


         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     The funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.


                                 OTHER MATTERS

     The Trustees of the Fund know of no other matters that may come before the Meeting. If any such matters should properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment. Please mark, sign, date and return the enclosed proxy promptly. No postage is required on the enclosed envelope if mailed in the United States.

                                        By Order of the Trustees,




                                    /s/ Stephanie L. Beckner
                                    -------------------------
                                        Stephanie L. Beckner
                                        Secretary


Stamford, Connecticut
October 5, 1998

                                                                       EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this first day of September, 1998, by and between NORTHSTAR HIGH YIELD FUND (the "Acquiring Fund"), a Massachusetts business trust with its principal place of business at 300 First Stamford Place, Stamford, Connecticut 06902 and NORTHSTAR STRATEGIC INCOME FUND (the "Acquired Fund"), a Massachusetts business trust with its principal place of business at 300 First Stamford Place, Stamford, Connecticut 06902.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class T voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Acquiring Fund have determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Trustees of the Trust, on behalf of the Acquired Fund, have determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

     WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund in an attempt to achieve greater operating economies and increased portfolio diversification;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF CERTAIN IDENTIFIED ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor
(i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class T Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of the Acquiring Fund and the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles ("GAAP") consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected on that unaudited statement of assets and liabilities, and shall not assume any other liabilities.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class T Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class T Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class T shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class T Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2. VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Declaration of Trust and then-current prospectus or statement of additional information.

     2.2 The net asset value of a Class A, Class B, Class C or Class T Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Declaration of Trust and then-current prospectus or statement of additional information.

     2.3 The number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class T shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by Northstar Investment Management Corporation ("Northstar") or its designated agent.

3. CLOSING AND CLOSING DATE


     3.1 The Closing Date shall be November 20, 1998, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern Time. The Closing shall be held at the offices of Northstar, 300 First Stamford Place, Stamford, Connecticut, or at such other time and/or place as the parties may agree.


     3.2 State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver, at the Closing, a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

     3.3 First Data Investor Services Group, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class T shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. REPRESENTATIONS AND WARRANTIES

   4.1 The Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its properties and assets and, to the knowledge of the Trust, to carry on its business as it is now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

     (c) To the knowledge of the Acquired Fund, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1997 has been audited by PricewaterhouseCoopers LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (h) Since December 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

     (i) On the Closing Date, all material Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid, provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

     (k) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquired Fund). All of the issued and outstanding shares of the Acquired Fund will, at the time of closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (l) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Trustees, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (o) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6 , insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.


   4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Fund's Amended and Restated Declaration of Trust to own all of its properties and assets and, to the knowledge of the Acquiring Fund, to carry on its business as it is now being conducted;

     (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, are in full force and effect;

     (c) To the knowledge of the Acquiring Fund, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Acquiring Fund's Amended and Restated Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

     (g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

     (h) The Statement of Assets and Liabilities of the Acquiring Fund at December 31, 1997 has been audited by PricewaterhouseCoopers LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders, shall not constitute a material adverse change;

     (j) On the Closing Date, all material Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

     (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (p) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

     (q) The Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statements were made not materially misleading; and

     (r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.


5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class T Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

     6.3 The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquiring Fund is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

     (b) the Acquiring Fund has the power under its Amended and Restated Declaration of Trust, to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act;

     (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in the violation of the Acquiring Fund's Amended and Restated Declaration of Trust and By-laws or of any agreement to which the Acquiring Fund is a party or by which it is bound; and

     (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated in the Agreement have been obtained or made.

     6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

     (a) The Acquired Fund is a business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

     (b) the Acquired Fund, has the power under its Declaration of Trust, to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act;

     (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated thereby will not, result in the violation of the Acquired Fund's Declaration of Trust and By-laws or of any agreement to which the Acquired Fund is a party or by which it is bound; and

     (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated in the Agreement have been obtained or made; and

     7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquiring Fund and Acquired Fund substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.


9. BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.


11. TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such board, make proceeding with the Agreement inadvisable.


12. AMENDMENTS

     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund, 300 First Stamford Place, Stamford, Connecticut 06902, or to the Acquired Fund, 300 First Stamford Place, Stamford, Connecticut 06902.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Amended and Restated Declaration of Trust of the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


   Attest:                                      NORTHSTAR HIGH YIELD FUND

/s/ Stephanie L. Beckner                        By: /s/ Mark L. Lipson
-------------------------                           -------------------
    STEPHANIE L. BECKNER                                MARK L. LIPSON
    SECRETARY                                           PRESIDENT






    Attest:                                     NORTHSTAR STRATEGIC INCOME FUND

/s/ Stephanie L. Beckner                        By: /s/ Mark L. Lipson
-------------------------                           -------------------
    STEPHANIE L. BECKNER                                MARK L. LIPSON
    SECRETARY                                           PRESIDENT